UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 1, 2011

LianDi Clean Technology Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-52235 (Commission File Number)	75-2834498 (IRS Employer Identification No.)

4th Floor Tower B. Wanliuxingui Building,
No. 28 Wanquanzhuang Road, Haidian District, Beijing, 100089  China
(Address of principal executive offices and zip code)

(86) 010-5872-0171
(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On September 1, 2011, the board of directors (the “Board”) of LianDi Clean Technology Inc. (the “Company”) received notification from Mr. Joel Paritz that effective immediately, he resigned as a member of the Board of the Company.  At the time of his resignation, Mr. Paritz also served as the Chairman of the Company’s Audit Committee and a member of the Company’s Compensation Committee and Nominating and Corporate Governance Committee.  The Company is currently in the process of seeking a replacement on the Board and expects to fill such position shortly.  The Company will file a Current Report on Form 8-K upon such appointment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2011	LIANDI CLEAN TECHNOLOGY INC.

	By:	/s/ Jianzhong Zuo
		Name:	Jianzhong Zuo
		Title:	Chief Executive Officer and President